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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2005

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                                   EXX INC
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           NEVADA                       1-5654                  88-0325271
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF ORGANIZATION)                                    IDENTIFICATION NUMBER)


     1350 EAST FLAMINGO ROAD, SUITE 300
              LAS VEGAS, NEVADA                           89119-5263
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 598-3223

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

                  (c)      Exhibits

                           99.1 Press Release, dated June 30, 2005

Item 9.01         Financial Statements and Exhibits

                  On June 30, 2005, EXX INC (the "Registrant") issued a press release announcing that EXX INC was named No. 8 on Fortune's Fastest Growing Small Public Companies List. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.




                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EXX INC

Date: June 30, 2005                    By:    /s/ David A. Segal
                                              ---------------------------------
                                              Chairman of the Board
                                              Chief Executive Officer
                                              Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release, dated June 30, 2005